Exhibit 99.1

HOLLYWOOD MEDIA CORP. ANNOUNCES
FINAL RESULTS OF ITS TENDER OFFER

BOCA RATON, FL (February 25, 2011) – Hollywood Media Corp. (Nasdaq: HOLL) announced today the final results of its tender offer to purchase up to 8,000,000 shares of its common stock at a price of $2.05 per share (less any applicable withholding taxes and without interest), which expired at 5:00 p.m., New York City time, on Friday, February 18, 2011.

Hollywood Media Corp. has accepted for purchase 8,000,000 shares of its common stock, at a purchase price of $2.05 per share (less any applicable withholding taxes and without interest), for a total cost of approximately $16.4 million.  Based on the final tabulation by American Stock Transfer & Trust Company, LLC, the Depositary for the tender offer, 24,157,429 shares of Hollywood Media Corp. common stock were properly tendered and not withdrawn.  Hollywood Media Corp. has been informed by the Depositary that the final proration factor is approximately 33.2%.

The Depositary will promptly issue payment for the shares validly tendered and accepted for purchase and will return all other shares tendered.

Immediately following the purchase of the tendered shares, Hollywood Media Corp. expects to have approximately 23,179,066 shares of its common stock outstanding.

The Information Agent for the tender offer is Innisfree M&A Incorporated.  For questions and information, please call the Information Agent toll free at 1-888-750-5834.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL SHARES OF HOLLYWOOD MEDIA CORP. COMMON STOCK.  THE TENDER OFFER WAS MADE ONLY PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 18, 2011, THE RELATED LETTER OF TRANSMITTAL, AND THE SUPPLEMENT TO THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL DATED FEBRUARY 3, 2011 THAT HOLLYWOOD MEDIA CORP. PREVIOUSLY DISTRIBUTED TO ITS SHAREHOLDERS AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (AS THE OFFER TO PURCHASE DATED JANUARY 18, 2011 AND THE RELATED LETTER OF TRANSMITTAL WERE AMENDED AND SUPPLEMENTED BY THE SUPPLEMENT TO THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL DATED FEBRUARY 3, 2011).  SHAREHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE DATED JANUARY 18, 2011, THE RELATED LETTER OF TRANSMITTAL, THE SUPPLEMENT TO THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL DATED FEBRUARY 3, 2011 AND RELATED MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER.  SHAREHOLDERS AND INVESTORS MAY OBTAIN A FREE COPY OF THE ISSUER TENDER OFFER STATEMENT ON SCHEDULE TO (INCLUDING ANY AMENDMENTS THERETO), THE OFFER TO PURCHASE DATED JANUARY 18, 2011, THE RELATED LETTER OF TRANSMITTAL, THE SUPPLEMENT TO THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL DATED FEBRUARY 3, 2011 AND OTHER DOCUMENTS THAT HOLLYWOOD MEDIA CORP. HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE COMMISSION’S WEBSITE AT WWW.SEC.GOV OR BY CALLING INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE TENDER OFFER, TOLL-FREE AT 1-888-750-5834.

About Hollywood Media Corp.

Hollywood Media Corp. (Nasdaq: HOLL) is comprised primarily of an Ad Sales division including Hollywood Media Corp.’s minority interest in MovieTickets.com, UK Theatres Online (formerly known as CinemasOnline), and an Intellectual Property division.

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Note on Forward-Looking Statements

Statements in this press release may be “forward-looking statements” within the meaning of federal securities laws.  The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized.  Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties, including, but not limited to, the need to manage our growth, our ability to realize anticipated revenues and cost efficiencies, the impact of potential future dispositions or other strategic transactions by Hollywood Media Corp., our ability to develop and maintain strategic relationships, technology risks, the volatility of our stock price, changes in facts and circumstances, and other risks and factors described in Hollywood Media Corp.’s filings with the Securities and Exchange Commission including our Form 10-K for 2009.  Such forward-looking statements speak only as of the date on which they are made.  Further information about these matters can be found in our Securities and Exchange Commission filings.  Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Contact:
Investor Relations Department
Hollywood Media Corp.
L. Melheim
ir@hollywoodmedia.com
561-998-8000